UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/17

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

- Dreyfus Global Equity Income Fund

- Dreyfus International Bond Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Global Equity Income Fund

ANNUAL REPORT October 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Global Equity Income Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Equity Income Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by portfolio managers Nick Clay and Ian Clark, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Global Equity Income Fund’s Class A shares produced a total return of 14.30%, Class C shares returned 13.56%, Class I shares returned 14.65%, and Class Y shares returned 14.68%.1 In comparison, the fund’s benchmark, the FTSE World Index (the “Index”), produced a total return of 23.69% for the same period.2

Global equity markets gained considerable ground during the reporting period, supported by political developments and better-than-expected corporate earnings. The fund underperformed its benchmark, largely due to underweighted exposure to the financials sector and security selection shortfalls in the consumer goods sector.

As of March 20, 2017, Ian Clark became a primary portfolio manager of the fund.

The Fund’s Investment Approach

The fund seeks to generate total return, consisting of capital appreciation and income. To pursue this goal, the fund normally invests at least 80% of its net assets in equity securities, aiming to focus on dividend-paying stocks of companies located in the developed capital markets, such as the United States, Canada, Australia, Hong Kong, and Western Europe. The fund may invest in the securities of companies of any market capitalization, and it may invest up to 30% of its assets in emerging markets. The fund’s portfolio managers will always purchase stocks that, at the time of initial purchase, have a yield premium to the yield of the Index.

We combine “top-down” analysis of current economic trends and investment themes with “bottom-up” stock selection based on fundamental research. Within markets and sectors deemed favorable, we seek attractively priced stocks of companies that we believe have sustainable, long-term competitive advantages.

Political and Economic Developments Buoyed Markets

The unexpected result of the U.S. presidential election in November 2016 sparked a robust global stock market rally amid optimism regarding the potentially positive impact of tax cuts, deregulation, and fiscal stimulus on corporate profits. While domestic economic data generally proved mixed, the Federal Reserve Board viewed the U.S. economy as sufficiently resilient to justify further increases in short-term U.S. interest rates.

Global equities continued to move higher through the spring of 2017, albeit at a more measured pace, in an environment of growing corporate earnings, increased central bank activity, and mixed economic data. Elections in France and the United Kingdom gave rise to contrasting results, the former providing greater certainty while the latter weakened the government’s perceived strength and stability. Moreover, a less dovish tone from the European Central Bank sparked heightened market volatility.

During the third quarter of 2017, equity market performance was buoyed by broader global economic growth, positive corporate earnings momentum, and, towards the end of the quarter, enthusiasm for U.S. tax reform proposals. Geopolitics represented an opposing force for much of the reporting period, most notably escalating tensions on the Korean peninsula. Meanwhile, central bankers continued to withdraw monetary stimulus, and the U.S. dollar weakened against most other currencies.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Defensive Positioning Dampened Relative Results

The fund’s performance compared to the Index was constrained by its defensive investment posture in the United States and United Kingdom, including underweighted exposure to banks and other financial companies that benefited from rising interest rates and reduced regulatory burdens. In addition, some individual holdings weighed on relative performance. Most notably, in the consumer goods sector, toy manufacturer Mattel reported weak quarterly sales that eventually resulted in a dividend cut. A market rotation into more economically sensitive areas hurt traditionally defensive, dividend-paying stocks such as Japan Tobacco, which also struggled with uncertainty about market share for the next-generation line of products. U.K. utility Centrica also proved weak, as potential government-imposed price caps negatively affected investor sentiment towards the sector.

The fund achieved better results through its investment in software giant Microsoft, which benefited from years of strategic investments in the growing trend toward cloud computing. Luxury retailer Ralph Lauren fared well as it delivered successfully on its plan to reduce its footprint with the aim of boosting its strong brand. Fast-food retailer McDonald’s also performed well, particularly after announcing better-than-expected quarterly results.

Positioned for Further Growth

Despite recent talk of “normalizing” monetary policy, interest rates in the major economies are still at or near zero. In addition, global debt hit a record high this year, and momentum in the global economy appears to be slowing. These forces could lead to global financial instability, reduced liquidity in the financial markets, and less support for riskier investments.

Therefore, we have retained the fund’s defensive investment posture, including underweighted exposure to financial companies that we believe are facing long-term challenges to the stability and sustainability of returns. Instead, as of the reporting period’s end, we have favored companies in the consumer goods, consumer services, and health care sectors.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The FTSE World Index is a market capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Equity Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the FTSE World Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Equity Income Fund on 10/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a market capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/17
	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	10/18/07	7.71%	7.94%	3.81%
without sales charge	10/18/07	14.30%	9.22%	4.43%
Class C shares
with applicable redemption charge†	10/18/07	12.56%	8.41%	3.66%
without redemption	10/18/07	13.56%	8.41%	3.66%
Class I shares	10/18/07	14.65%	9.52%	4.73%
Class Y shares	7/1/13	14.68%	8.83%††	4.24%††
FTSE World Index	10/31/07	23.69%	11.66%	4.49%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Equity Income Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.44	$10.26	$4.94	$4.63
Ending value (after expenses)	$1,060.30	$1,056.20	$1,061.70	$1,062.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.31	$10.06	$4.84	$4.53
Ending value (after expenses)	$1,018.95	$1,015.22	$1,020.42	$1,020.72

† Expenses are equal to the fund’s annualized expense ratio of 1.24% for Class A, 1.98% for Class C, .95% for Class I and .89% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Shares	Value ($)
Common Stocks - 98.3%
Australia - 1.2%
Dexus	697,720	5,217,187
France - 5.8%
Sanofi	111,796	10,586,032
Television Francaise 1	462,283	6,574,964
Total	162,336	9,052,074
		26,213,070
Hong Kong - 1.5%
Link REIT	777,500	6,532,818
Israel - 1.6%
Bank Hapoalim	982,069	6,950,134
Italy - 1.0%
Atlantia	142,788	4,657,143
Japan - 1.8%
Japan Tobacco	247,900	8,169,221
Netherlands - 5.8%
Koninklijke Ahold Delhaize	189,575	3,567,450
RELX	546,582	12,345,337
Royal Dutch Shell, Cl. A	322,201	10,120,387
		26,033,174
New Zealand - .4%
Spark New Zealand	705,382	1,776,307
Norway - 2.1%
Orkla	941,540	9,215,980
South Korea - .7%
Macquarie Korea Infrastructure Fund	431,669	3,282,742
Sweden - 2.4%
Hennes & Mauritz, Cl. B	433,965	10,895,881
Switzerland - 9.0%
Nestle	95,790	8,055,712
Novartis	159,434	13,136,345
Roche Holding	40,314	9,314,266
Zurich Insurance Group	32,901	10,041,953
		40,548,276
United Kingdom - 20.4%
BAE Systems	549,100	4,328,302
British American Tobacco	136,276	8,816,230
British American Tobacco, ADR	119,668	7,706,619
Centrica	3,676,264	8,290,673
Diageo	441,747	15,090,025
GlaxoSmithKline	465,363	8,390,292
Informa	1,109,512	10,270,940

8

Description	Shares		Value ($)
Common Stocks - 98.3% (continued)
United Kingdom - 20.4% (continued)
UBM	943,693		8,817,394
Unilever	236,598		13,416,322
Vodafone Group	2,144,151		6,139,733
			91,266,530
United States - 44.6%
CA	498,668		16,146,870
Cisco Systems	510,167		17,422,203
CMS Energy	174,716		8,451,013
Coty, Cl. A	537,680		8,280,272
Emerson Electric	101,493		6,542,239
Eversource Energy	133,635		8,370,896
Gilead Sciences	120,338		9,020,536
Kraft Heinz	21,667		1,675,509
Mattel	391,318		5,525,410
Maxim Integrated Products	267,433		14,050,930
McDonald's	72,190		12,049,233
Merck & Co.	148,565		8,184,446
Microsoft	265,639		22,095,852
Paychex	118,065		7,531,366
Philip Morris International	98,025		10,257,336
Principal Financial Group	86,641		5,705,310
Procter & Gamble	99,131		8,558,971
Ralph Lauren	175,545		15,698,990
Verizon Communications	102,168		4,890,782
Western Union	482,528		9,583,006
			200,041,170
Total Common Stocks (cost $374,596,750)			440,799,633

Other Investment - 1.6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,454,389)	7,454,389	[a]	7,454,389
Total Investments (cost $382,051,139)	99.9%		448,254,022
Cash and Receivables (Net)	.1%		261,815
Net Assets	100.0%		448,515,837

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

a Investment in affiliated money market mutual fund.

9

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Consumer Goods	26.9
Technology	15.6
Consumer Services	14.4
Health Care	13.1
Financials	10.5
Utilities	5.6
Industrials	5.1
Oil & Gas	4.3
Telecommunications	2.8
Money Market Investment	1.6
99.9

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/16($)	Purchases($)	Sales($)	Value 10/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	12,768,799	114,079,426	119,393,836	7,454,389	1.6	64,714

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	374,596,750	440,799,633
Affiliated issuers	7,454,389	7,454,389
Cash		501,342
Cash denominated in foreign currency	40,838	41,273
Dividends receivable		1,673,399
Receivable for investment securities sold		876,231
Receivable for shares of Beneficial Interest subscribed		405,013
Prepaid expenses		47,384
		451,798,664
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		386,664
Payable for investment securities purchased		2,263,938
Payable for shares of Beneficial Interest redeemed		528,827
Accrued expenses		103,398
		3,282,827
Net Assets ($)		448,515,837
Composition of Net Assets ($):
Paid-in capital		374,301,629
Accumulated distributions in excess of investment income—net		(832,481)
Accumulated net realized gain (loss) on investments		8,863,290
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		66,183,399
Net Assets ($)		448,515,837

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	54,546,417	56,968,518	296,214,594	40,786,308
Shares Outstanding	3,995,771	4,075,432	22,608,056	3,114,686
Net Asset Value Per Share ($)	13.65	13.98	13.10	13.09

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $804,439 foreign taxes withheld at source):
Unaffiliated issuers	14,679,551
Affiliated issuers	64,714
Total Income	14,744,265
Expenses:
Management fee—Note 3(a)	3,605,604
Shareholder servicing costs—Note 3(c)	644,439
Distribution fees—Note 3(b)	432,432
Registration fees	113,077
Custodian fees—Note 3(c)	107,966
Professional fees	81,052
Trustees’ fees and expenses—Note 3(d)	51,360
Prospectus and shareholders’ reports	37,284
Loan commitment fees—Note 2	10,932
Miscellaneous	36,559
Total Expenses	5,120,705
Less—reduction in fees due to earnings credits—Note 3(c)	(799)
Net Expenses	5,119,906
Investment Income—Net	9,624,359
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	10,543,445
Net realized gain (loss) on forward foreign currency exchange contracts	158,777
Net Realized Gain (Loss)	10,702,222
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	38,638,377
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,434)
Net Unrealized Appreciation (Depreciation)	38,636,943
Net Realized and Unrealized Gain (Loss) on Investments	49,339,165
Net Increase in Net Assets Resulting from Operations	58,963,524

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	9,624,359	6,958,191
Net realized gain (loss) on investments	10,702,222	12,315,589
Net unrealized appreciation (depreciation) on investments	38,636,943	(3,092,415)
Net Increase (Decrease) in Net Assets Resulting from Operations	58,963,524	16,181,365
Distributions to Shareholders from ($):
Investment income—net:
Class A	(1,600,237)	(1,885,747)
Class C	(474,957)	(672,081)
Class I	(6,867,270)	(3,691,807)
Class Y	(975,360)	(761,655)
Net realized gain on investments:
Class A	(3,198,367)	(3,237,273)
Class C	(1,675,880)	(1,891,681)
Class I	(6,964,992)	(4,500,047)
Class Y	(1,040,394)	(1,156,771)
Total Distributions	(22,797,457)	(17,797,062)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	31,242,217	60,140,939
Class C	8,265,220	20,582,870
Class I	168,254,236	182,473,952
Class Y	2,657,462	4,983,539
Distributions reinvested:
Class A	4,502,221	4,642,718
Class C	1,572,305	1,509,318
Class I	11,572,448	5,978,193
Class Y	2,015,754	1,918,426
Cost of shares redeemed:
Class A	(94,716,690)	(34,622,372)
Class C	(15,508,713)	(10,541,533)
Class I	(128,923,452)	(67,784,595)
Class Y	(168,315)	(52,464)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(9,235,307)	169,228,991
Total Increase (Decrease) in Net Assets	26,930,760	167,613,294
Net Assets ($):
Beginning of Period	421,585,077	253,971,783
End of Period	448,515,837	421,585,077
Distributions in excess of investment income—net	(832,481)	(672,624)

14

	Year Ended October 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	2,462,302	4,773,271
Shares issued for distributions reinvested	365,278	388,330
Shares redeemed	(7,440,200)	(2,767,078)
Net Increase (Decrease) in Shares Outstanding	(4,612,620)	2,394,523
Class C
Shares sold	627,440	1,605,799
Shares issued for distributions reinvested	123,960	124,767
Shares redeemed	(1,167,121)	(836,566)
Net Increase (Decrease) in Shares Outstanding	(415,721)	894,000
Class Ia
Shares sold	13,619,577	15,092,756
Shares issued for distributions reinvested	963,569	513,487
Shares redeemed	(10,356,032)	(5,657,920)
Net Increase (Decrease) in Shares Outstanding	4,227,114	9,948,323
Class Y
Shares sold	205,855	416,459
Shares issued for distributions reinvested	168,389	166,325
Shares redeemed	(13,626)	(4,324)
Net Increase (Decrease) in Shares Outstanding	360,618	578,460

a During the period ending October 31, 2017, 3,813 Class A shares representing $49,347 were exchanged for 3,973 Class I shares.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.57	12.62	12.56	12.31	10.99
Investment Operations:
Investment income—net[a]	.24	.27	.30	.44	.33
Net realized and unrealized gain (loss) on investments	1.49	.48	.21	.24	1.42
Total from Investment Operations	1.73	.75	.51	.68	1.75
Distributions:
Dividends from investment income—net	(.27)	(.27)	(.33)	(.43)	(.37)
Dividends from net realized gain on investments	(.38)	(.53)	(.12)	-	(.06)
Total Distributions	(.65)	(.80)	(.45)	(.43)	(.43)
Net asset value, end of period	13.65	12.57	12.62	12.56	12.31
Total Return (%)[b]	14.30	6.31	4.33	5.48	16.22
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.27	1.28	1.30	1.34
Ratio of net expenses to average net assets	1.28	1.27	1.28	1.30	1.34
Ratio of net investment income to average net assets	1.93	2.16	2.42	3.49	2.83
Portfolio Turnover Rate	26.35	27.90	30.89	33.28	25.57
Net Assets, end of period ($ x 1,000)	54,546	108,189	78,449	97,153	114,247

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

16

	Year Ended October 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.79	12.84	12.76	12.50	11.13
Investment Operations:
Investment income—net[a]	.18	.18	.21	.35	.25
Net realized and unrealized gain (loss) on investments	1.50	.48	.22	.24	1.44
Total from Investment Operations	1.68	.66	.43	.59	1.69
Distributions:
Dividends from investment income—net	(.11)	(.18)	(.23)	(.33)	(.26)
Dividends from net realized gain on investments	(.38)	(.53)	(.12)	-	(.06)
Total Distributions	(.49)	(.71)	(.35)	(.33)	(.32)
Net asset value, end of period	13.98	12.79	12.84	12.76	12.50
Total Return (%)[b]	13.56	5.49	3.53	4.71	15.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.01	2.02	2.03	2.04	2.07
Ratio of net expenses to average net assets	2.01	2.02	2.03	2.04	2.07
Ratio of net investment income to average net assets	1.36	1.42	1.64	2.71	2.10
Portfolio Turnover Rate	26.35	27.90	30.89	33.28	25.57
Net Assets, end of period ($ x 1,000)	56,969	57,459	46,177	51,409	51,523

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.11	12.19	12.15	11.93	10.66
Investment Operations:
Investment income—net[a]	.31	.28	.32	.45	.36
Net realized and unrealized gain (loss) on investments	1.39	.47	.20	.23	1.37
Total from Investment Operations	1.70	.75	.52	.68	1.73
Distributions:
Dividends from investment income—net	(.33)	(.30)	(.36)	(.46)	(.40)
Dividends from net realized gain on investments	(.38)	(.53)	(.12)	-	(.06)
Total Distributions	(.71)	(.83)	(.48)	(.46)	(.46)
Net asset value, end of period	13.10	12.11	12.19	12.15	11.93
Total Return (%)	14.65	6.65	4.52	5.71	16.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	1.01	1.03	1.04	1.06
Ratio of net expenses to average net assets	.99	1.01	1.03	1.04	1.06
Ratio of net investment income to average net assets	2.42	2.32	2.65	3.66	3.13
Portfolio Turnover Rate	26.35	27.90	30.89	33.28	25.57
Net Assets, end of period ($ x 1,000)	296,215	222,595	102,827	121,131	110,233

a Based on average shares outstanding.

See notes to financial statements.

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	Year Ended October 31,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	12.11	12.19	12.14	11.92	11.06
Investment Operations:
Investment income—net[b]	.31	.30	.33	.46	.06
Net realized and unrealized gain (loss) on investments	1.39	.46	.21	.23	.89
Total from Investment Operations	1.70	.76	.54	.69	.95
Distributions:
Dividends from investment income—net	(.34)	(.31)	(.37)	(.47)	(.09)
Dividends from net realized gain on investments	(.38)	(.53)	(.12)	-	-
Total Distributions	(.72)	(.84)	(.49)	(.47)	(.09)
Net asset value, end of period	13.09	12.11	12.19	12.14	11.92
Total Return (%)	14.68	6.72	4.68	5.78	8.62[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.94	.95	.96	1.08[d]
Ratio of net expenses to average net assets	.92	.94	.95	.96	1.08[d]
Ratio of net investment income to average net assets	2.45	2.52	2.71	3.80	2.26[d]
Portfolio Turnover Rate	26.35	27.90	30.89	33.28	25.57
Net Assets, end of period ($ x 1,000)	40,786	33,342	26,519	28,394	34,643

a From July 1, 2013, (commencement of initial offering) to October 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Equity Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific

20

class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

22

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks	200,041,170	-	-	200,041,170
Equity Securities - Foreign Common Stocks	240,758,463	-	-	240,758,463
Registered Investment Company	7,454,389	-	-	7,454,389

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

24

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,092,748, undistributed capital gains $9,391,034 and unrealized appreciation $60,730,426..

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $12,986,187 and $7,011,290, and long-term capital gains $9,811,270 and $10,785,772, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $133,608 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus and the Trust, the Trust had agreed to pay Dreyfus a management fee computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly. Effective July 27, 2017, pursuant to a revised management agreement with Dreyfus, the fund has agreed to pay a management fee at the annual rate of .75% of the value of the fund’s average daily net assets.

25

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .41% of the value of the fund’s average daily net assets.

During the period ended October 31, 2017, the Distributor retained $19,578 from commissions earned on sales of the fund’s Class A shares and $10,021 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2017, Class C shares were charged $432,432 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, Class A and Class C shares were charged $191,106 and $144,144, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was

26

charged $12,027 for transfer agency services and $783 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $783.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2017, the fund was charged $107,966 pursuant to the custody agreement. These fees were partially offset by earnings credits of $16.

During the period ended October 31, 2017, the fund was charged $11,224 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $287,796, Distribution Plan fees $36,714, Shareholder Services Plan fees $24,235, custodian fees $25,028, Chief Compliance Officer fees $6,538 and transfer agency fees $6,353.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2017, amounted to $112,339,744 and $126,704,828, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

27

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2017, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Forward contracts	526,856

At October 31, 2017, the cost of investments for federal income tax purposes was $387,504,112; accordingly, accumulated net unrealized appreciation on investments was $60,749,910, consisting of $82,856,582 gross unrealized appreciation and $22,106,672 gross unrealized depreciation..

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Equity Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statements of investments and investments in affiliated issuers, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Equity Income Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2017

29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $9,397,595 as income sourced from foreign countries for the fiscal year ended October 31, 2017 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $779,598 as taxes paid from foreign countries for the fiscal year ended October 31, 2017 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018. Also the fund designates the maximum amount allowable, but not less than $12,986,187 as ordinary income dividends paid during the fiscal year ended October 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also the fund reports the maximum amount allowable but not less than $.2881 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0901 as a short-term capital gain dividend paid on December 16, 2016 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

30

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 26-27, 2017, the Board considered the approval of amendment of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Management Agreement”), and the Sub-Investment Advisory Agreement (the “Subadvisory Agreement” and together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. Dreyfus proposed to amend the Management Agreement to reduce the management fee payable by the fund from an annual rate of 0.85% of the value of the fund’s average daily net assets to 0.75% of the value of the fund’s average daily net assets, and to amend the Subadvisory Agreement to reduce the subadvisory fee payable by Dreyfus to the Subadviser from an annual rate of 0.41% of the value of the fund’s average daily net assets to 0.36% of the value of the fund’s average daily net assets, effective July 27, 2017. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. Since the Board had renewed the Agreements at a meeting of the fund’s Board of Trustees held on February 22-23, 2017 (the “February Meeting”), and, other than as discussed below, there had been no material changes in the information presented, the Board addressed certain of the relevant considerations by reference to their considerations and determinations at the February Meeting. In considering amendment of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The nature, extent and quality of services provided had been considered at the February Meeting, and there had been no material changes in this information. Dreyfus representatives stated, and the Board considered, that Dreyfus would continue to provide research and portfolio management and that Dreyfus would continue to provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered that Dreyfus stated that the proposed amendments to the Agreements would not result in any diminution in the nature, extent or quality of the services provided to the fund pursuant to the Agreements, as proposed to be amended, by Dreyfus, the Subadviser or their affiliates.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. Dreyfus did not provide the Board with information comparing the fund’s performance with the performance of a group of comparable funds because that information had been reviewed at the February Meeting.

31

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board reviewed the range of actual and contractual management fees and total expenses of a group of comparable funds (the “Expense Group”) in a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, for the February Meeting (giving effect to the proposed management fee reduction for the fund) and discussed the results of the comparisons. The Board noted that the fund’s proposed management fee was at the Expense Group median for contractual management fees and above the Expense Group median for actual management fees, and the fund’s total expenses were below the Expense Group median.

Dreyfus did not provide the Board with the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund because this information had been reviewed at the February Meeting.

Analysis of Profitability and Economies of Scale. The Board had considered profitability, economies of scale and the potential benefits to Dreyfus at the February Meeting. Dreyfus representatives noted that the amendment to the Management Agreement would result in a reduction in Dreyfus’ fee (and therefore negatively impact profitability and economies of scale) and that potential benefits would not change materially as a result of the amendment from those considered at the February Meeting.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to amendment of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus and the Subadviser continue to be adequate and appropriate.

• The Board concluded that the fees to be paid to Dreyfus and the Subadviser are appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for

32

this fund had the benefit of a number of years of reviews of the Agreements and of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. The Board determined to approve amendment of the Agreements.

33

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 74

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

34

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 60

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

35

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

36

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

37

For More Information

Dreyfus Global Equity Income Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DEQAX Class C: DEQCX Class I: DQEIX Class Y: DEQYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6175AR1017

Dreyfus International Bond Fund

ANNUAL REPORT October 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus International Bond Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Bond Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by David Leduc, CFA and Brendan Murphy, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus International Bond Fund’s Class A shares produced a total return of 5.16%, Class C shares returned 4.74%, Class I shares returned 5.73%, and Class Y shares returned 5.85%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays Global Aggregate
ex-U.S Index (Unhedged) (the “Index”), produced a total return of 1.26% for the same period.2

Fixed-income securities across a variety of global markets produced solidly positive total returns over the reporting period when moderating long-term interest rates and muted inflation offset earlier market weakness stemming from expectations of greater economic growth. The fund outperformed the Index, primarily due to overweighted exposure to higher-yielding bond market sectors.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets in fixed-income securities, and at least 65% of its assets in non-U.S. dollar-denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets.

Generally, the fund seeks to maintain investment-grade average credit quality. We focus on identifying undervalued government bond markets, currencies, sectors, and securities. We look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics, or innovative features. We use fundamental economic research and quantitative analysis to allocate assets among countries and currencies. We then focus on sectors and individual securities that appear to be relatively undervalued.

Economic and Political Developments Drove Bond Markets

Longer-term interest rates rose sharply in the weeks following the U.S. presidential election in November 2016, causing prices of U.S. government securities to decline. Rates moved higher in response to expectations that a new presidential administration’s more business-friendly regulatory, tax, and fiscal policies would boost economic growth and inflationary pressures. In addition, the Federal Reserve Board (the “Fed”) implemented a long-awaited increase in short-term interest rates in December 2016.

In 2017, evidence of stronger economic growth in overseas markets prompted a gradual move among central banks away from the aggressively accommodative monetary policies of the past few years. In the United States, short-term interest rates continued to rise when the Fed implemented two more increases in the overnight federal funds rate over the first 10 months of the year. In contrast, long-term interest rates moderated, giving back some, but not all, of the post-election spike when inflationary pressures remained muted and investors came to realize that some government policy reforms were far from certain. Meanwhile, corporate-backed bonds continued to produce robust returns in an environment of growing corporate earnings.

Allocation Strategy Bolstered Fund Results

The fund’s performance compared to the Index benefited over the reporting period from our sector allocation strategy, as overweighted exposure to investment-grade corporate bonds, asset-backed securities, high yield securities, and emerging-market debt helped the fund participate more fully in their higher yields and the benefits of narrowing yield differences along the market’s credit-quality spectrum. The fund’s relative performance was further enhanced by our country allocation strategy, in which investments in bonds and currencies in Portugal, Mexico, Argentina, Brazil, and India fared especially well. Positions in the emerging markets also gained value as commodity prices stabilized and the U.S. dollar weakened.

DISCUSSION OF FUND PERFORMANCE (continued)

In most markets, we maintained the fund’s average duration in a range that was slightly shorter than that of the Index. This positioning helped cushion the negative impact of rising long-term interest rates over the final weeks of 2016, but it mildly constrained the benefits of moderating rates in 2017.

Disappointments proved to be relatively mild during the reporting period. Most notably, inflation-linked bonds in New Zealand and Japan lagged other bond market sectors in the low-inflation environment. Despite their recent relative weakness, we believe that inflation-linked securities have become more attractively valued and can provide valuable portfolio protection against unexpected accelerations of inflation.

At times during the reporting period, the fund employed option contracts, futures contracts, and forward contracts to manage its interest-rate and currency exposures.

Positioned for Continued Economic Growth

The global economy has continued to expand, and many analysts expect moderate growth to persist over the months ahead. Inflationary pressures may increase in this environment, and most analysts anticipate additional short-term interest-rate hikes and balance-sheet normalization from the Fed and other central banks as they move gradually toward less stimulative monetary policies.

Therefore, we have retained a generally defensive investment posture, including relatively low durations in markets where interest rates seem poised to rise, such as the Eurozone and the United Kingdom. On the other hand, we have maintained the fund’s emphasis on higher-yielding bond market sectors, including corporate- and asset-backed securities, that could continue to benefit from improving global business conditions.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The return figure provided for Class A reflects the absorption of certain Class A expenses pursuant to an agreement by The Dreyfus Corporation through March 1, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s Class A return would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Bloomberg Barclays Global Aggregate ex USD Index (Unhedged) is a flagship measure of global investment-grade debt from 24 local currency markets, excluding USD-denominated bonds. This multi-currency benchmark includes Treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Bond Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Bloomberg Barclays Global Aggregate ex-U.S. Index (unhedged) (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus International Bond Fund on 10/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a flagship measure of global investment-grade debt from 24 local currency markets, excluding USD-denominated bonds. This multi-currency benchmark includes Treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/17
	Inception	1 Year	5 Years	10 Years
	Date
Class A shares
with maximum sales charge (4.5%)	12/30/05	0.45%	-0.05%	4.67%
without sales charge	12/30/05	5.16%	0.88%	5.16%
Class C shares
with applicable redemption charge †	12/30/05	3.74%	0.28%	4.45%
without redemption	12/30/05	4.74%	0.28%	4.45%
Class I shares	12/30/05	5.73%	1.31%	5.52%
Class Y shares	7/1/13	5.85%	1.45%††	5.46%††
Bloomberg Barclay Global Aggregate
Ex-U.S. Index (unhedged)		1.26%	-0.79%	2.28%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Bond Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.93	$9.08	$3.86	$3.50
Ending value (after expenses)	$1,037.40	$1,035.70	$1,040.90	$1,040.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.87	$9.00	$3.82	$3.47
Ending value (after expenses)	$1,018.40	$1,016.28	$1,021.42	$1,021.78

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 1.77% for Class C, .75% for Class I and .68% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3%
Argentina - 4.6%
Argentine Government, Bonds	ARS	21.20	9/19/18	199,950,000		11,142,808
Argentine Government, Bonds, Ser. POM, Argentine 7-Day Reference Rate	ARS	26.25	6/21/20	11,895,000	[b]	712,825
Argentine Government, Sr. Unscd. Notes	ARS	5.83	12/31/33	46,085,000	[c]	19,396,067
Buenos Aires Province, Sr. Unscd. Notes		9.13	3/16/24	1,625,000	[d]	1,897,188
City of Buenos Aires Argentina, Unscd. Bonds, 3 Month BADLAR + 3.83%	ARS	24.50	5/31/22	35,000,000	[b]	2,031,570
City of Buenos Aires Argentina, Unscd. Bonds, Ser. 22, 3 Month BADLAR + 3.25%	ARS	23.77	3/29/24	68,200,000	[b]	3,815,731
					38,996,189
Canada - 3.8%
BMW Canada Auto Trust, Ser. 2016-1A, Cl. A1	CAD	1.37	9/20/18	81,444	[d]	63,131
BMW Canada Auto Trust, Ser. 2017-1A, Cl. A2	CAD	1.68	5/20/20	3,775,000	[d]	2,911,909
Canadian Government, Bonds	CAD	3.50	12/1/45	9,355,000		8,989,531
Canadian Pacer Auto Receivables Trust, Ser. 2017-1A, Cl. A4		2.29	1/19/22	1,750,000	[d]	1,747,541
Cenovus Energy, Sr. Unscd. Notes		4.25	4/15/27	1,700,000	[d]	1,708,903
CNH Capital Canada Receivables Trust, Ser. 2014-1A, Cl. A2	CAD	1.80	10/15/20	3,240,923	[d]	2,513,656
CNH Capital Canada Receivables Trust, Ser. 2017-1A, Cl. A2	CAD	1.71	5/15/23	3,300,000	[d]	2,539,985
Ford Auto Securitization Trust, Ser. 2017-R5A, Cl. A3	CAD	2.38	3/15/23	2,425,000	[d]	1,886,842
GMF Canada Leasing Trust, Ser. 2016-1A, Cl. A2	CAD	1.64	3/20/19	1,269,554	[d]	984,369
GMF Canada Leasing Trust, Ser. 2016-1A, Cl. A3	CAD	1.83	6/21/21	1,900,000	[d]	1,471,885
GMF Canada Leasing Trust, Ser. 2017-1A, Cl. A3	CAD	2.47	9/20/22	1,750,000	[d]	1,364,555
MBARC Credit Canada, Ser. 2016-AA, Cl. A1	CAD	1.26	9/17/18	740,331	[d]	573,816
MBARC Credit Canada, Ser. 2016-AA, Cl. A2	CAD	1.53	6/17/19	3,750,000	[d]	2,904,455

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
Canada - 3.8% (continued)
MBARC Credit Canada, Ser. 2016-AA. Cl. A3	CAD	1.72	7/15/21	1,075,000	[d]	831,436
Teck Resources, Gtd. Notes		6.25	7/15/41	1,150,000		1,319,211
					31,811,225
Chile - .5%
Chilean Government, Bonds	CLP	4.50	3/1/21	2,695,000,000		4,346,002
China - .6%
Sinopec Group Overseas Development 2017, Gtd. Notes		2.50	9/13/22	4,850,000	[d]	4,785,252
Colombia - .5%
Colombian Government, Bonds, Ser. B	COP	10.00	7/24/24	9,603,300,000		3,785,548
Egypt - .1%
Egyptian Government, Sr. Unscd. Notes		8.50	1/31/47	925,000	[d]	1,048,151
France - 4.1%
French Government, Bonds	EUR	0.50	5/25/26	6,850,000		8,031,084
French Government, Bonds	EUR	0.25	11/25/26	12,375,000		14,073,579
French Government, Unscd. Bonds	EUR	2.00	5/25/48	8,975,000		11,118,679
SFR Group, Sr. Scd. Notes		7.38	5/1/26	1,125,000	[d]	1,213,594
					34,436,936
Germany - 1.5%
Allianz, Sub. Notes, 3 Month EURIBOR + 5.00%	EUR	5.63	10/17/42	5,400,000	[b]	7,743,334
Globaldrive Auto Receivables, Ser. 2016-B, Cl. A, 3 Month EURIBOR + .05%	EUR	0.13	8/20/24	3,510,973	[b]	4,115,381
Volkswagen Car Lease, Ser. 21, Cl. A, 3 Month EURIBOR + .20%	EUR	0.00	2/21/21	338,916	[b]	395,032
					12,253,747
Ghana - .2%
Ghanaian Government, Sr. Unscd. Bonds		8.13	1/18/26	1,925,000		2,094,333
Ireland - 1.9%
AerCap Ireland Capital, Gtd. Notes		4.50	5/15/21	1,775,000		1,886,534
AerCap Ireland Capital, Gtd. Notes		5.00	10/1/21	725,000		784,309

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
Ireland - 1.9% (continued)
Irish Government, Bonds	EUR	2.40	5/15/30	6,370,000		8,606,712
Irish Government, Bonds	EUR	2.00	2/18/45	1,610,000		1,985,830
MMC Norilsk Nickel, Sr. Unscd. Notes		4.10	4/11/23	2,900,000	[d]	2,925,068
					16,188,453
Israel - .2%
Israeli Government, Bonds, Ser. 0327	ILS	2.00	3/31/27	6,900,000		2,002,217
Italy - 4.9%
Enel, Sr. Unscd. Bonds, Ser. 0000	EUR	4.88	2/20/18	6,285,000		7,435,727
Intesa Sanpaolo, Sr. Unscd. Notes	EUR	3.00	1/28/19	3,565,000		4,310,657
Italian Government, Bonds	EUR	1.25	12/1/26	18,250,000		20,540,816
Italian Government, Unscd. Bonds	EUR	2.70	3/1/47	7,775,000		8,573,792
					40,860,992
Ivory Coast - .2%
Ivory Coast Government, Sr. Unscd. Bonds	EUR	5.13	6/15/25	750,000	[d]	925,470
Ivory Coast Government, Sr. Unscd. Bonds		6.13	6/15/33	1,150,000	[d]	1,138,316
					2,063,786
Japan - 18.4%
Japanese Government, Sr. Unscd. Bonds, Ser. 128	JPY	0.10	6/20/21	2,880,000,000		25,524,315
Japanese Government, Sr. Unscd. Bonds, Ser. 156	JPY	0.40	3/20/36	2,300,500,000		19,839,210
Japanese Government, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/26	10,172,000,000	[e]	94,227,225
Japanese Government, Sr. Unscd. Bonds, Ser. 44	JPY	1.70	9/20/44	1,088,550,000		11,670,734
OSCAR US Funding Trust VI, Ser. 2017-1A, Cl. A2A		2.30	5/11/20	813,465	[d]	816,075
OSCAR US Funding Trust VI, Ser. 2017-1A, Cl. A4		3.30	5/10/24	1,080,000	[d]	1,087,875
OSCAR US Funding Trust VII, Ser. 2017-2A Cl. A3		2.45	12/10/21	850,000	[d]	850,261
OSCAR US Funding Trust VII, Ser. 2017-2A Cl. A4		2.76	12/10/24	1,000,000	[d]	1,000,063
					155,015,758

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
Kazakhstan - .2%
KazTransGas, Gtd. Notes		4.38	9/26/27	1,850,000	[d]	1,831,352
Luxembourg - .1%
Altice Financing, Sr. Scd. Bonds		7.50	5/15/26	1,125,000	[d]	1,238,906
Mexico - 2.2%
Banco Nacional de Comercio Exterior, Sr. Unscd. Notes		4.38	10/14/25	5,100,000	[d]	5,291,250
Mexican Government, Bonds, Ser. M	MXN	8.00	11/7/47	112,900,000		6,189,518
Mexican Government, Sr. Unscd. Bonds, Ser. M	MXN	7.75	11/13/42	102,850,000		5,482,150
Mexico City Airport Trust, Sr. Scd. Bonds		5.50	7/31/47	1,650,000	[d,f]	1,642,575
					18,605,493
Netherlands - 4.9%
ABN AMRO Bank, Sub. Notes		4.75	7/28/25	7,250,000	[d]	7,698,050
ABN AMRO Bank, Sub. Notes, 3 Month EURIBOR + 2.45%	EUR	2.88	1/18/28	1,100,000	[b,f]	1,402,410
Equate Petrochemical, Gtd. Notes		3.00	3/3/22	2,425,000	[d]	2,404,388
ING Groep, Sub. Notes, 3 Month EURIBOR + 2.85%	EUR	3.00	4/11/28	700,000	[b]	899,005
Lukoil International Finance, Gtd. Notes		4.75	11/2/26	3,775,000	[d]	3,973,535
Petrobras Global Finance, Gtd. Notes		6.13	1/17/22	1,415,000		1,533,153
Petrobras Global Finance, Gtd. Notes		5.30	1/27/25	3,150,000	[d]	3,164,175
Petrobras Global Finance, Gtd. Notes		7.38	1/17/27	1,745,000		1,940,440
Petrobras Global Finance, Gtd. Notes		7.25	3/17/44	2,530,000		2,659,662
Rabobank Nederland, Sub. Bonds, 3 Month EURIBOR + 1.40%	EUR	2.50	5/26/26	1,816,000	[b]	2,250,460
Schaeffler Finance, Sr. Scd. Notes		4.75	5/15/23	1,125,000	[d]	1,162,969
Volkswagen International Finance, Gtd. Bonds, 3 Month EURIBOR + 2.94%	EUR	3.75	12/31/49	1,800,000	[b]	2,256,930
Volkswagen International Finance, Gtd. Notes		1.60	11/20/17	280,000	[d]	279,989
Vonovia Finance, Gtd. Notes	EUR	1.63	12/15/20	4,100,000		5,025,537
Vonovia Finance, Gtd. Notes	EUR	3.63	10/8/21	1,575,000		2,092,032

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
Netherlands - 4.9% (continued)
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/24	1,850,000		2,280,477
					41,023,212
New Zealand - 2.4%
New Zealand Government, Sr. Unscd. Bonds, Ser. 0925	NZD	2.00	9/20/25	27,204,000	[g]	20,295,820
Norway - .3%
Norwegian Government, Bonds, Ser. 474	NOK	3.75	5/25/21	17,145,000	[d]	2,306,660
Portugal - 2.6%
Portuguese Government, Sr. Unscd. Bonds	EUR	4.13	4/14/27	16,100,000	[d]	22,045,680
Russia - 2.0%
Russian Government, Bonds, Ser. 6212	RUB	7.05	1/19/28	268,000,000		4,449,749
Russian Government, Bonds, Ser. 6215	RUB	7.00	8/16/23	725,000,000		12,221,358
					16,671,107
Saudi Arabia - .5%
Saudi Government, Sr. Unscd. Notes		3.63	3/4/28	4,200,000	[d]	4,173,750
Senegal - .4%
Senegalese Government, Unscd. Notes		6.25	5/23/33	900,000		932,985
Senegalese Government, Unscd. Notes		6.25	5/23/33	2,125,000	[d]	2,202,881
					3,135,866
Serbia - .3%
Serbian Government, Sr. Unscd. Notes		7.25	9/28/21	2,500,000		2,879,557
South Africa - 1.2%
South African Government, Bonds, Ser. 2048	ZAR	8.75	2/28/48	117,900,000		7,267,226
South African Government, Bonds, Ser. R186	ZAR	10.50	12/21/26	36,000,000		2,760,876
					10,028,102
Spain - 3.4%
BBVA Subordinated Capital, Gtd. Notes	EUR	3.50	4/11/24	2,300,000		2,806,706
Driver Espana, Ser. 3, Cl. A, 3 Month EURIBOR + 1.05%	EUR	0.68	12/21/26	1,644,390	[b]	1,933,081
Santander Issuances, Gtd. Notes	EUR	2.50	3/18/25	2,800,000		3,448,536
Spanish Government, Sr. Unscd. Bonds	EUR	2.90	10/31/46	15,575,000		18,746,568

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
Spain - 3.4% (continued)
Telefonica Emisiones, Gtd. Notes	EUR	1.53	1/17/25	1,600,000		1,949,065
					28,883,956
Sri Lanka - .7%
Sri Lankan Government, Sr. Unscd. Bonds		5.75	1/18/22	4,715,000	[d]	5,010,234
Sri Lankan Government, Sr. Unscd. Notes		6.20	5/11/27	550,000	[d]	585,556
					5,595,790
Supranational - 3.6%
Asian Development Bank, Sr. Unscd. Notes	NZD	3.50	5/30/24	3,750,000		2,598,759
European Investment Bank, Sr. Unscd. Notes	CAD	1.13	9/16/21	2,975,000	[d]	2,258,316
International Bank for Reconstruction & Development, Sr. Unscd. Notes	NZD	3.50	1/22/21	18,425,000		12,950,694
International Finance, Sr. Unscd. Notes	INR	6.30	11/25/24	96,070,000		1,506,979
Nordic Investment Bank, Sr. Unscd. Notes	NOK	1.38	7/15/20	85,000,000		10,543,996
					29,858,744
Sweden - 1.4%
Swedish Government, Bonds, Ser. 1047	SEK	5.00	12/1/20	86,125,000		12,023,396
Switzerland - .3%
Credit Suisse Group, Sr. Unscd. Notes		4.28	1/9/28	2,700,000	[d]	2,817,772
Thailand - .5%
Thai Government, Sr. Unscd. Bonds	THB	2.13	12/17/26	135,170,000		4,000,507
Turkey - 2.1%
Turkish Government, Bonds	TRY	2.00	9/18/24	15,200,000	[h]	4,881,404
Turkish Government, Bonds	TRY	11.00	2/24/27	43,800,000		11,222,628
Turkish Government, Sr. Unscd. Notes		5.75	5/11/47	1,300,000		1,241,825
					17,345,857
Ukraine - .6%
Ukrainian Government, Sr. Unscd. Notes		7.38	9/25/32	4,275,000	[d]	4,223,042
Ukrainian Government, Sr. Unscd. Notes, GDP-Linked		0.00	5/31/40	1,100,000	[i]	630,991
					4,854,033

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
United Arab Emirates - .4%
Abu Dhabi Government, Sr. Unscd. Notes		4.13	10/11/47	3,550,000	[d]	3,523,836
United Kingdom - 7.7%
Barclays, Jr. Sub. Bonds, 3 Month LIBOR + 6.77%		7.88	12/31/49	2,325,000	[b]	2,597,225
Barclays, Sub. Notes		5.20	5/12/26	2,925,000		3,142,570
Diageo Finance, Gtd. Notes	EUR	2.38	5/20/26	3,050,000		4,010,955
E-Carat, Ser. 2016-1, Cl. A, 1 Month EURIBOR + .45%	EUR	0.08	10/18/24	2,111,908	[b]	2,470,520
HSBC Holdings, Sub. Notes		4.38	11/23/26	1,875,000		1,975,357
INEOS Finance, Sr. Scd. Bonds	EUR	2.13	11/15/25	1,250,000	[d]	1,459,738
International Game Technology, Sr. Scd. Notes		6.25	2/15/22	1,075,000	[d]	1,187,553
Lloyds Banking Group, Sr. Unscd. Notes		3.75	1/11/27	2,225,000		2,263,108
Royal Bank of Scotland Group, Sr. Unscd. Notes		3.88	9/12/23	8,675,000		8,907,140
Santander UK Group Holdings, Sr. Unscd. Notes		3.57	1/10/23	1,975,000		2,020,433
United Kingdom Gilt, Unscd. Bonds	GBP	3.50	1/22/45	18,075,000		31,910,934
Vodafone Group, Sr. Unscd. Notes	EUR	1.25	8/25/21	2,400,000		2,916,737
					64,862,270
United States - 16.4%
Abbott Laboratories, Sr. Unscd. Notes		3.75	11/30/26	925,000		955,858
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/24	2,650,000		3,192,054
Ally Financial, Gtd. Notes		3.50	1/27/19	3,415,000		3,465,200
Amazon.com, Sr. Unscd. Notes		3.15	8/22/27	3,500,000	[d]	3,527,912
AMC Networks, Gtd. Notes		5.00	4/1/24	840,000		857,325
AMC Networks, Gtd. Notes		4.75	8/1/25	355,000		355,444
American Homes 4 Rent, Ser. 2014-SFR3, Cl. A		3.68	12/17/36	1,281,013	[d]	1,336,521
Amgen, Sr. Unscd. Notes		4.40	5/1/45	1,075,000		1,136,169

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
United States - 16.4% (continued)
Antero Resources, Gtd. Notes	5.63	6/1/23	300,000		315,750
Antero Resources, Gtd. Notes	5.00	3/1/25	925,000		943,500
Bear Stearns ALT-A Trust, Ser. 2004-2, Cl. 2A1 (Adjustable Rate Mortgage)	3.37	3/25/34	1,575,418	[b]	1,582,768
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2005-PWR10, Cl. AJ (Adjustable Rate Mortgage)	5.78	12/11/40	727,217	[b]	784,678
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR18, Cl. AJ (Interest Only)	6.49	6/11/50	3,300,000	[b]	3,296,859
BWAY Holding, Sr. Scd. Notes	5.50	4/15/24	2,074,000	[d]	2,164,738
CCO Holdings, Sr. Unscd. Notes	5.88	4/1/24	1,125,000	[d]	1,200,938
Charter Communication, Sr. Scd. Notes	5.38	5/1/47	975,000	[d]	990,005
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/27	1,125,000	[d]	1,162,969
Cheniere Energy Partners, Sr. Scd. Notes	5.25	10/1/25	1,725,000	[d]	1,781,063
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	2,250,000		2,516,502
Citigroup, Sub. Bonds	4.40	6/10/25	4,650,000		4,916,232
CLUB Credit Trust, Ser. 2017-NP1, Cl. A	2.42	9/15/23	2,475,000	[d]	2,477,319
Colony Starwood Homes, Ser. 2016-2A, Cl. A, 1 Month LIBOR + 1.25%	2.49	12/17/33	4,179,827	[b,d]	4,218,868
COMM Mortgage Trust, Ser. 2017-DLTA, Cl. A, 1 Month LIBOR + .85%	2.09	8/15/32	3,200,000	[b,d]	3,208,556
Concho Resources, Gtd. Notes	3.75	10/1/27	1,075,000		1,087,466
Concho Resources, Gtd. Notes	4.88	10/1/47	325,000		346,074
Cox Communications, Sr. Unscd. Notes	3.35	9/15/26	1,150,000	[d]	1,130,999
DaVita, Gtd. Notes	5.00	5/1/25	1,175,000		1,160,313
Dell Equipment Finance Trust, Ser. 2017-2, Cl. B	2.47	10/24/22	700,000	[d]	699,985

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
United States - 16.4% (continued)
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/24	1,775,000		2,242,230
DISH DBS, Gtd. Notes		5.88	11/15/24	1,125,000		1,130,625
Drive Auto Receivables Trust, Ser. 2017-3, Cl. C		2.80	7/15/22	1,825,000		1,831,417
Duke Energy, Sr. Unscd. Notes		3.75	9/1/46	2,050,000		1,999,606
Energy Transfer, Sr. Unscd. Notes		4.75	1/15/26	880,000		927,616
Energy Transfer, Sr. Unscd. Notes		4.20	4/15/27	600,000		608,134
EQT, Sr. Unscd. Notes		3.00	10/1/22	655,000		653,169
EQT, Sr. Unscd. Notes		3.90	10/1/27	3,390,000		3,383,711
First Data, Scd. Notes		5.75	1/15/24	1,125,000	[d]	1,181,250
Freeport-McMoRan, Gtd. Notes		5.45	3/15/43	1,375,000		1,299,375
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. EFX		3.49	12/15/34	3,260,000	[d]	3,261,864
Genesis Energy, Gtd. Notes		6.75	8/1/22	695,000		721,063
Genesis Energy, Gtd. Notes		6.50	10/1/25	1,150,000		1,170,125
Glencore Funding, Gtd. Notes		3.00	10/27/22	1,125,000	[d]	1,127,205
Goldman Sachs Group, Sr. Unscd. Notes		3.50	11/16/26	3,415,000		3,425,808
HCA, Sr. Scd. Notes		5.50	6/15/47	1,225,000		1,249,500
Hyatt Hotel Portfolio Trust, Ser. 2017-HYT2, Cl. B, 1 Month LIBOR + .96%		2.20	8/9/32	3,575,000	[b,d]	3,564,769
Icahn Enterprises, Gtd. Notes		5.88	2/1/22	1,225,000		1,269,039
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS, 1 Month LIBOR + .90%		2.09	11/25/36	1,464,491	[b]	1,452,211
Kinder Morgan, Gtd. Notes		4.30	6/1/25	575,000		604,642
Kinder Morgan, Gtd. Notes		5.55	6/1/45	900,000		981,092
Kraft Heinz Foods, Gtd. Notes	EUR	2.25	5/25/28	5,075,000		6,168,483

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
United States - 16.4% (continued)
Long Beach Mortgage Loan Trust, Ser. 2004-1, Cl. M2, 1 Month LIBOR + .83%	2.06	2/25/34	531,452	[b]	533,170
Metropolitan Life Global Funding I, Sr. Scd. Notes	3.00	9/19/27	4,350,000	[d]	4,306,303
Morgan Stanley Mortgage Loan Trust, Ser. 2005-1, Cl. 4A1, 1 Month LIBOR + .30%	1.54	3/25/35	766,472	[b]	724,644
New Residential Mortgage Loan Trust, Ser. 2017-3A, Cl. A1	4.00	4/25/57	3,287,919	[d]	3,419,062
NGPL PipeCo, Sr. Unscd. Notes	4.38	8/15/22	280,000	[d]	288,750
Prime Security Services Borrower, Scd. Notes	9.25	5/15/23	1,075,000	[d]	1,194,003
Prosper Marketplace Issuance Trust, Ser. 2017-3A, Cl. A	2.36	11/15/23	3,700,000	[d]	3,704,965
Prudential Financial, Jr. Sub. Notes, 3 Month LIBOR + 2.38%	4.50	9/15/47	3,450,000	[b]	3,495,281
Reynolds Group Issuer, Gtd. Notes	7.00	7/15/24	1,095,000	[d]	1,170,966
Scientific Games International, Gtd. Notes	10.00	12/1/22	2,560,000		2,838,400
Springleaf Funding Trust, Ser. 2016-AA, Cl. A	2.90	11/15/29	3,900,000	[d]	3,928,101
Sprint Communications, Sr. Unscd. Notes	7.00	8/15/20	1,335,000		1,445,138
Sprint Spectrum, Sr. Scd. Notes	3.36	9/20/21	3,250,000	[d]	3,305,250
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR + .95%	2.19	1/17/35	4,483,621	[b,d]	4,500,749
Sunoco Logistics Partners Operations, Gtd. Notes	4.00	10/1/27	1,550,000		1,544,662
Sunoco Logistics Partners Operations, Gtd. Notes	5.40	10/1/47	500,000		508,460
Targa Resources Partners, Gtd. Bonds	5.13	2/1/25	1,125,000		1,162,969
T-Mobile USA, Gtd. Notes	6.00	3/1/23	3,825,000		4,040,156
Towd Point Mortgage Trust, Ser. 2017-2, Cl. A1	2.75	4/25/57	980,167	[d]	986,325
United Rentals North America, Gtd. Notes	4.88	1/15/28	1,665,000		1,677,488
Verizon Communications, Sr. Unscd. Notes	4.13	3/16/27	1,125,000		1,176,299

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.3% (continued)
United States - 16.4% (continued)
Zayo Group, Gtd. Notes		5.75	1/15/27	940,000	[d]	992,875
					138,009,015
Uruguay - .6%
Uruguayan Government, Sr. Unscd. Bonds	UYU	8.50	3/15/28	75,800,000	[d]	2,639,882
Uruguayan Government, Sr. Unscd. Notes	UYU	9.88	6/20/22	58,300,000	[d]	2,133,388
					4,773,270
Total Bonds and Notes (cost $805,639,753)				810,472,540
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .2%
Call Options - .1%
10 Year Interest Rate Swaption, Contracts 46,800 Citigroup		2.10	4/2018	46,800,000		280,594
Japanese Yen, Contracts 17,075 Barclays Bank		111.00	1/2018	17,075,000		461,276
Swedish Krona Cross Currency, Contracts 67,700 Goldman Sachs International	NOK	1.04	1/2018	67,700,000		38,770
					780,640
Put Options - .1%
British Pound Cross Currency, Contracts 7,500 JP Morgan Chase Bank	EUR	0.89	2/2018	7,500,000		180,793
Japanese Yen, Contracts 17,075 Barclays Bank		111.00	1/2018	17,075,000		119,051
Japanese Yen, Contracts 8,400 Goldman Sachs International		113.40	1/2018	8,400,000		139,870
Japanese Yen, Contracts 9,500 Citigroup		110.15	11/2017	9,500,000		0
Japanese Yen Cross Currency, Contracts 20,875 JP Morgan Chase Bank	CAD	86.00	1/2018	20,875,000		117,967
					557,681
Total Options Purchased (cost $1,564,134)				1,338,321
Description	Yield at Date of Purchase (%)		Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - .7%
U.S. Treasury Bills (cost $5,654,096)		1.10	3/1/18	5,675,000	[j]	5,653,021

Description	Shares	Value ($)
Other Investment - .6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,395,977)	5,395,977	[k] 5,395,977

Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $3,152,710)	3,152,710	[k] 3,152,710
Total Investments (cost $821,406,670)	98.2%	826,012,569
Cash and Receivables (Net)	1.8%	15,309,915
Net Assets	100.0%	841,322,484

BADLAR—Buenos Aires Interbank Offer Rate

EURIBOR—Euro Interbank Offered Rate

GDP—Gross Domestic Product

LIBOR—London Interbank Offered Rate

ARS—Argentine Peso

CAD—Canadian Dollar

CLP—Chilean Peso

COP—Colombian Peso

EUR—Euro

GBP—British Pound

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

THB—Thai Baht

TRY—Turkish Lira

UYU—Uruguayan Peso

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Principal amount for accrual purposes is periodically adjusted based on changes in the Argentine Consumer Price Index.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, these securities were valued at $185,277,583 or 22.02% of net assets.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.

f Security, or portion thereof, on loan. At October 31, 2017, the value of the fund’s securities on loan was $3,044,985 and the value of the collateral held by the fund was $3,152,710.

g Principal amount for accrual purposes is periodically adjusted based on changes in the New Zealand Consumer Price Index.

h Principal amount for accrual purposes is periodically adjusted based on changes in the Turkish Consumer Price Index.

i Security issued with a zero coupon. Income is recognized through the accretion of discount.

j Held by a counterparty for open futures contracts.

k Investment in affiliated money market mutual fund.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Non-U.S. Government	64.7
Corporate-Investment Grade	16.4
Securitized	9.2
Corporate-High Yield	6.7
Cash & Equivalents	1.0
Options Purchased	.2
98.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/16($)	Purchases($)	Sales ($)	Value 10/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	6,497,500	110,140,421	113,485,211	3,152,710.4		–
Dreyfus Institutional Preferred Government Plus Money Market Fund	10,733,441	498,209,263	503,546,727	5,395,977.6		99,644
Total	17,230,941	608,349,684	617,031,938	8,548,687	1.0	99,644

See notes to financial statements.

STATEMENT OF FUTURES

October 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	68	12/2017	6,632,669	6,706,011	73,342
Australian 3 Year Bond	195	12/2017	16,567,002	16,654,218	87,216
Euro 30 Year Bond	27	12/2017	5,246,680	5,224,630	(22,050)
Euro BTP Italian Government Bond	182	12/2017	28,812,304	29,593,444	781,140
Euro-Bobl	32	12/2017	4,905,828	4,912,124	6,296
Japanese 10 Year Bond	25	12/2017	33,246,641	33,083,418	(163,223)
Long Term French Government Bond	56	12/2017	10,197,048	10,271,363	74,315
U.S. Treasury 5 Year Notes	235	12/2017	27,687,487	27,539,063	(148,424)
Futures Short
Canadian 10 year Bond	78	12/2017	(8,195,389)	(8,309,077)	(113,688)
Euro-Bond	320	12/2017	(60,472,911)	(60,665,362)	(192,451)
Long Gilt	156	12/2017	(25,819,598)	(25,760,004)	59,594
U.S. Treasury 10 Year Notes	192	12/2017	(24,147,566)	(23,988,000)	159,566
U.S. Treasury Long Bond	18	12/2017	(2,778,189)	(2,744,438)	33,751
U.S. Treasury Ultra Long Bond	96	12/2017	(16,129,169)	(15,819,000)	310,169
Gross Unrealized Appreciation				1,585,389
Gross Unrealized Depreciation				(639,836)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

October 31, 2017

Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount ($)	[a]	Value ($)
Call Options:
British Pound Cross Currency February 2018 @ 0.96	JP Morgan Chase Bank	7,500	7,500,000	EUR	(8,216)
Japanese Yen Cross Currency January 2018 @ 92	JP Morgan Chase Bank	20,875	20,875,000		(26,535)
Put Options:
Swedish Krona Cross Currency January 2018 @ 1	Goldman Sachs International	67,700	67,700,000		(33,739)
Total Options Written (premiums received $227,280)					(68,490)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Bank of America
Thai Baht	8,470,000	United States Dollar	253,517	11/13/17	1,451
Barclays Bank
Swiss Franc	1,115,000	United States Dollar	1,132,784	11/30/17	(12,935)
Citigroup
Chilean Peso	13,434,250,000	United States Dollar	20,731,867	11/13/17	372,751
Colombian Peso	24,755,210,000	United States Dollar	8,410,898	11/14/17	(284,411)
British Pound	33,815,000	United States Dollar	44,449,993	11/30/17	500,623
Indonesian Rupiah	227,874,930,000	United States Dollar	17,075,388	11/13/17	(291,548)
Indian Rupee	1,266,960,000	United States Dollar	19,554,869	11/13/17	(28,549)
South Korean Won	1,079,360,000	United States Dollar	948,867	11/13/17	14,605
Malaysian Ringgit	17,425,000	United States Dollar	4,044,800	11/13/17	68,740
Swedish Krona	121,585,000	United States Dollar	14,840,741	11/30/17	(292,661)
Singapore Dollar	3,515,000	United States Dollar	2,574,767	11/13/17	4,062
United States Dollar	9,659,609	Brazilian Real	30,485,000	12/4/17	382,899
United States Dollar	16,839,577	Hungarian Forint	4,460,585,000	11/13/17	143,935
United States Dollar	2,813,194	Norwegian Krone	22,455,000	11/30/17	62,064
United States Dollar	8,782,622	Philippine Peso	449,780,000	11/13/17	77,914
Goldman Sachs International
Euro	970,000	United States Dollar	1,126,476	11/30/17	5,300
Peruvian New Sol	44,060,000	United States Dollar	13,500,843	1/10/18	7,119
Polish Zloty	71,755,000	United States Dollar	19,619,567	11/13/17	92,907
United States Dollar	10,915,863	Canadian Dollar	13,980,000	11/30/17	76,805
United States Dollar	4,243,235	Colombian Peso	12,700,000,000	11/14/17	74,157
United States Dollar	9,507,454	Mexican New Peso	171,215,000	11/13/17	597,866
United States Dollar	4,779,115	Polish Zloty	17,453,326	11/2/17	(15,821)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Goldman Sachs International (continued)
United States Dollar	2,169,824	Polish Zloty	7,893,171	11/3/17	1,341
United States Dollar	7,867,838	South African Rand	104,990,000	11/13/17	459,770
HSBC
Australian Dollar	26,315,000	United States Dollar	20,255,787	11/30/17	(122,201)
Japanese Yen	13,138,145,000	United States Dollar	116,799,292	11/30/17	(1,102,100)
United States Dollar	34,175,520	New Zealand Dollar	49,585,000	11/30/17	264,290
United States Dollar	3,681,165	Philippine Peso	188,490,000	11/13/17	33,270
JP Morgan Chase Bank
Brazilian Real	30,485,000	United States Dollar	9,269,790	12/4/17	6,920
Czech Koruna	407,785,000	United States Dollar	18,507,728	11/13/17	15,606
Euro	3,590,401	United States Dollar	4,181,844	11/2/17	433
Euro	20,060,000	United States Dollar	23,457,943	11/30/17	(52,347)
South Korean Won	9,595,585,000	United States Dollar	8,434,641	11/13/17	130,694
Singapore Dollar	16,200,000	United States Dollar	11,909,225	11/13/17	(23,868)
United States Dollar	1,867,739	Israeli Shekel	6,740,000	11/13/17	(47,117)
United States Dollar	6,538,793	Russian Ruble	394,080,000	11/13/17	(185,003)
United States Dollar	656,910	Turkish Lira	2,370,000	11/13/17	34,544
United States Dollar	33,305,998	Taiwan Dollar	1,012,550,000	11/13/17	(286,227)
UBS
Euro	1,250,000	United States Dollar	1,476,504	11/3/17	(20,442)
United States Dollar	1,478,562	Euro	1,250,000	11/30/17	20,088
United States Dollar	14,953,144	South African Rand	205,215,000	11/13/17	473,226
Gross Unrealized Appreciation					3,923,380
Gross Unrealized Depreciation					(2,765,230)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS

October 31, 2017

Centrally Cleared Interest Rate Swaps
Notional Amount($)†	Currency/ Floating Rate	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation (Depreciation) ($)
50,300,000	USD - 6 Month LIBOR	(2.48)	1/10/2021	(1,178,018)
35,700,000	CAD - 3 Month Canadian Bankers Acceptances	1.25	6/21/2019	(191,519)
36,000,000	USD - 3 Month LIBOR	(1.79)	10/3/2046	6,109,381
71,300,000	SEK - 3 Month Stockholm Interbank Offered Rate	(0.44)	7/18/2022	(65,541)
2,000,000,000	JPY - 6 Month LIBOR	0.08	11/4/2026	(256,228)
214,000,000	SEK - 3 Month Stockholm Interbank Offered Rate	(0.46)	7/19/2022	(220,872)
105,400,000	CAD - 3 Month Canadian Bankers Acceptances	1.25	6/20/2019	(557,116)
71,400,000	SEK - 3 Month Stockholm Interbank Offered Rate	(0.42)	7/20/2022	(59,413)
Gross Unrealized Appreciation				6,109,381
Gross Unrealized Depreciation				(2,528,707)

CAD—Canadian Dollar

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

SEK—Swedish Krona

USD—United States Dollar

† Clearing House-Chicago Mercantile Exchange or LCH (Clearing)
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,044,985)—Note 1(c):
Unaffiliated issuers	812,857,983	817,463,882
Affiliated issuers	8,548,687	8,548,687
Cash		349,779
Cash denominated in foreign currency	5,926,230	5,807,175
Receivable for investment securities sold		8,480,857
Dividends, interest and securities lending income receivable		7,407,232
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3,923,380
Cash collateral held by broker—Note 4		3,224,953
Receivable for shares of Beneficial Interest subscribed		402,219
Receivable for futures variation margin—Note 4		116,183
Prepaid expenses		61,262
		855,785,609
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		541,236
Payable for investment securities purchased		6,670,598
Liability for securities on loan—Note 1(c)		3,152,710
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		2,765,230
Payable for shares of Beneficial Interest redeemed		687,661
Payable for swap variation margin—Note 4		297,620
Outstanding options written, at value (premiums received $227,280)—Note 4		68,490
Accrued expenses		279,580
		14,463,125
Net Assets ($)		841,322,484
Composition of Net Assets ($):
Paid-in capital		925,464,120
Accumulated undistributed investment income—net		20,155,430
Accumulated net realized gain (loss) on investments		(114,655,144)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions (including $945,553 net unrealized appreciation on futures and $3,580,674 net unrealized appreciation on centrally cleared swap agreements)		10,358,078
Net Assets ($)		841,322,484

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	73,657,321	38,223,639	657,116,891	72,324,633
Shares Outstanding	4,578,972	2,439,737	40,359,532	4,439,667
Net Asset Value Per Share ($)	16.09	15.67	16.28	16.29

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Interest (net of $39,196 foreign taxes withheld at source)	25,052,731
Dividends from affiliated issuers	99,644
Income from securities lending—Note 1(c)	25,637
Total Income	25,178,012
Expenses:
Management fee—Note 3(a)	5,057,540
Shareholder servicing costs—Note 3(c)	1,331,658
Distribution fees—Note 3(b)	323,341
Custodian fees—Note 3(c)	180,835
Professional fees	99,245
Registration fees	92,401
Prospectus and shareholders’ reports	76,479
Trustees’ fees and expenses—Note 3(d)	67,947
Loan commitment fees—Note 2	19,471
Miscellaneous	72,538
Total Expenses	7,321,455
Less—reduction in fees due to earnings credits—Note 3(c)	(11,093)
Net Expenses	7,310,362
Investment Income—Net	17,867,650
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(3,241,056)
Net realized gain (loss) on options transactions	(6,912,038)
Net realized gain (loss) on futures	(1,792,671)
Net realized gain (loss) on swap agreements	867,610
Net realized gain (loss) on forward foreign currency exchange contracts	16,356,297
Net Realized Gain (Loss)	5,278,142
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	8,474,191
Net unrealized appreciation (depreciation) on options transactions	(1,057,651)
Net unrealized appreciation (depreciation) on futures	2,842,589
Net unrealized appreciation (depreciation) on swap agreements	7,372,420
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,272,913
Net Unrealized Appreciation (Depreciation)	19,904,462
Net Realized and Unrealized Gain (Loss) on Investments	25,182,604
Net Increase in Net Assets Resulting from Operations	43,050,254

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	17,867,650	16,029,501
Net realized gain (loss) on investments	5,278,142	(30,131,052)
Net unrealized appreciation (depreciation) on investments	19,904,462	50,153,726
Net Increase (Decrease) in Net Assets Resulting from Operations	43,050,254	36,052,175
Distributions to Shareholders from ($):
Investment income—net:
Class A	(411,576)	(6,641,676)
Class C	(29,428)	(2,006,675)
Class I	(3,999,721)	(27,979,522)
Class Y	(193,011)	(1,081,049)
Total Distributions	(4,633,736)	(37,708,922)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	17,511,978	36,491,285
Class C	2,337,620	3,976,649
Class I	293,795,259	339,427,283
Class Y	50,743,112	6,724,870
Distributions reinvested:
Class A	387,398	6,358,838
Class C	21,408	1,418,925
Class I	2,821,805	20,342,406
Class Y	161,297	905,486
Cost of shares redeemed:
Class A	(82,294,814)	(120,738,766)
Class C	(18,244,480)	(21,996,065)
Class I	(370,202,569)	(479,398,390)
Class Y	(12,722,167)	(7,822,862)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(115,684,153)	(214,310,341)
Total Increase (Decrease) in Net Assets	(77,267,635)	(215,967,088)
Net Assets ($):
Beginning of Period	918,590,119	1,134,557,207
End of Period	841,322,484	918,590,119
Undistributed (distributions in excess of) investment income—net	20,155,430	(4,590,653)

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,149,634	2,386,978
Shares issued for distributions reinvested	25,738	434,242
Shares redeemed	(5,452,850)	(7,967,669)
Net Increase (Decrease) in Shares Outstanding	(4,277,478)	(5,146,449)
Class Ca
Shares sold	152,474	265,437
Shares issued for distributions reinvested	1,446	99,037
Shares redeemed	(1,221,137)	(1,483,126)
Net Increase (Decrease) in Shares Outstanding	(1,067,217)	(1,118,652)
Class Ia
Shares sold	18,946,781	21,928,494
Shares issued for distributions reinvested	186,630	1,381,261
Shares redeemed	(23,930,735)	(31,023,950)
Net Increase (Decrease) in Shares Outstanding	(4,797,324)	(7,714,195)
Class Ya
Shares sold	3,242,658	426,395
Shares issued for distributions reinvested	10,667	61,541
Shares redeemed	(806,817)	(516,603)
Net Increase (Decrease) in Shares Outstanding	2,446,508	(28,667)

[a]

During the period ended October 31, 2017, 379 Class C shares representing $5,415 were exchanged for 368 Class I shares and 5,730 Class Y shares representing $85,134 were exchanged for 5,730 Class I shares. During the period ended October 31, 2016, 513 Class A shares representing $7,943 were exchanged for 509 Class I shares, 2,600 Class C shares representing $36,634 were exchanged for 2,548 Class A shares and 150,972 Class I shares representing $2,379,285 were exchanged for 150,971 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	15.35	15.38	16.75	16.53	17.48
Investment Operations:
Investment income—net[a]	.25	.19	.31	.39	.39
Net realized and unrealized gain (loss) on investments	.54	.30	(1.03)	.06	(.75)
Total from Investment Operations	.79	.49	(.72)	.45	(.36)
Distributions:
Dividends from Investment income—net	(.05)	(.52)	(.65)	(.23)	(.37)
Dividends from net realized gain on investments	-	-	-	-	(.22)
Total Distributions	(.05)	(.52)	(.65)	(.23)	(.59)
Net asset value, end of period	16.09	15.35	15.38	16.75	16.53
Total Return (%)[b]	5.16	3.38	(4.45)	2.77	(2.14)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35	1.23	1.12	1.08	1.07
Ratio of net expenses to average net assets	1.35	1.23	1.12	1.08	1.07
Ratio of net investment income to average net assets	1.64	1.27	1.93	2.31	2.28
Portfolio Turnover Rate	118.36	126.57	216.56	209.53	169.41
Net Assets, end of period ($ x 1,000)	73,657	135,947	215,337	319,588	552,695

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.97	15.05	16.39	16.17	17.11
Investment Operations:
Investment income—net[a]	.18	.11	.20	.27	.26
Net realized and unrealized gain (loss) on investments	.53	.29	(1.01)	.07	(.72)
Total from Investment Operations	.71	.40	(.81)	.34	(.46)
Distributions:
Dividends from investment income—net	(.01)	(.48)	(.53)	(.12)	(.26)
Dividends from net realized gain on investments	-	-	-	-	(.22)
Total Distributions	(.01)	(.48)	(.53)	(.12)	(.48)
Net asset value, end of period	15.67	14.97	15.05	16.39	16.17
Total Return (%)[b]	4.74	2.78	(5.09)	2.09	(2.78)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.79	1.78	1.77	1.76	1.75
Ratio of net expenses to average net assets	1.79	1.78	1.77	1.76	1.75
Ratio of net investment income to average net assets	1.20	.71	1.29	1.63	1.60
Portfolio Turnover Rate	118.36	126.57	216.56	209.53	169.41
Net Assets, end of period ($ x 1,000)	38,224	52,516	69,609	104,681	152,333

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	15.48	15.48	16.86	16.65	17.58
Investment Operations:
Investment income—net[a]	.35	.27	.38	.44	.44
Net realized and unrealized gain (loss) on investments	.54	.29	(1.04)	.07	(.74)
Total from Investment Operations	.89	.56	(.66)	.51	(.30)
Distributions:
Dividends from Investment income—net	(.09)	(.56)	(.72)	(.30)	(.41)
Dividends from net realized gain on investments	-	-	-	-	(.22)
Total Distributions	(.09)	(.56)	(.72)	(.30)	(.63)
Net asset value, end of period	16.28	15.48	15.48	16.86	16.65
Total Return (%)	5.73	3.90	(4.07)	3.08	(1.78)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.74	.75	.74
Ratio of net expenses to average net assets	.75	.75	.74	.75	.74
Ratio of net investment income to average net assets	2.23	1.74	2.32	2.65	2.60
Portfolio Turnover Rate	118.36	126.57	216.56	209.53	169.41
Net Assets, end of period ($ x 1,000)	657,117	699,253	818,322	1,230,266	875,269

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	15.49	15.48	16.86	16.65	16.33
Investment Operations:
Investment income—net[b]	.37	.28	.39	.47	.14
Net realized and unrealized gain (loss) on investments	.53	.30	(1.03)	.05	.26
Total from Investment Operations	.90	.58	(.64)	.52	.40
Distributions:
Dividends from Investment income—net	(.10)	(.57)	(.74)	(.31)	(.08)
Net asset value, end of period	16.29	15.49	15.48	16.86	16.65
Total Return (%)	5.85	3.94	(3.98)	3.13	2.43[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.67	.67	.68	.74[d]
Ratio of net expenses to average net assets	.68	.67	.67	.68	.74[d]
Ratio of net investment income to average net assets	2.30	1.82	2.39	2.71	2.63[d]
Portfolio Turnover Rate	118.36	126.57	216.56	209.53	169.41
Net Assets, end of period ($ x 1,000)	72,325	30,875	31,290	30,278	1

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Bond Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	49,706,411	-	49,706,411
Commercial Mortgage-Backed	-	18,426,432	-	18,426,432
Corporate Bonds	-	201,836,142	-	201,836,142
Foreign Government	-	530,661,700	-	530,661,700
Registered Investment Companies	8,548,687	-	-	8,548,687
Residential Mortgage-Backed	-	9,841,855	-	9,841,855
U.S. Treasury	-	5,653,021	-	5,653,021

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Other Financial Instruments:
Futures†	1,585,389	-	-	1,585,389
Forward Foreign Currency Exchange Contracts†	-	3,923,380	-	3,923,380
Options Purchased	-	1,338,321	-	1,338,321
Swaps†	-	6,109,381	-	6,109,381
Liabilities ($)
Other Financial Instruments:
Futures†	(639,836)	-	-	(639,836)
Forward Foreign Currency Exchange Contracts†	-	(2,765,230)	-	(2,765,230)
Options Written	-	(68,490)	-	(68,490)
Swaps†	-	(2,528,707)	-	(2,528,707)

† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2017, The Bank of New York Mellon earned $4,946 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2017, the Board declared a cash dividend of $.076, $.060, $.102 and $.105 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on November 1, 2017, (ex-dividend date), to shareholders of record as of the close of business on October 31, 2017.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $28,089,276, accumulated capital losses $113,332,145 and unrealized appreciation $1,101,233.

NOTES TO FINANCIAL STATEMENTS (continued)

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2017. The fund has $69,094,164 of short-term capital losses and $44,237,981 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $4,633,736 and $37,708,922, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses, foreign currency transactions and swap periodic payments, the fund increased accumulated undistributed investment income-net by $11,512,169, decreased accumulated net realized gain (loss) on investments by $11,510,689 and decreased paid-in capital by $1,480. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Dreyfus and the Trust, the Trust has agreed to pay Dreyfus a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Effective November 1, 2017, pursuant to revised management agreement with Dreyfus, the fund has agreed to pay a management at an annual rate of .50% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed, from November 1, 2017 through March 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the Class A shares of the fund so that the expenses of such Class A shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowing and extraordinary expenses) do not exceed .77% of the value of the fund’s average daily net assets. During the period ended October 31, 2017, there was no reimbursement pursuant to the undertaking.

During the period ended October 31, 2017, the Distributor retained $572 from commissions earned on sales of the fund’s Class A shares and $2,168 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2017, Class C shares were charged $323,341 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, Class A and Class C shares were charged $230,283 and $107,780, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was charged $125,928 for transfer agency services and $7,893 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $7,893.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2017, the fund was charged $180,835 pursuant to the custody agreement. These fees were partially offset by earnings credits of $3,200.

During the period ended October 31, 2017, the fund was charged $11,224 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $429,315, Distribution Plan fees $24,593, Shareholder Services Plan fees $24,021, custodian fees $36,975, Chief Compliance Officer fees $6,538 and transfer agency fees $19,794.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, futures, options transactions and swap agreements, during the period ended October 31, 2017, amounted to $953,491,674 and $1,036,530,183, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2017 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies and interest rate, or as a substitute for an investment. The fund is subject to market risk , currency risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date

NOTES TO FINANCIAL STATEMENTS (continued)

on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2017 are set forth in the Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements

NOTES TO FINANCIAL STATEMENTS (continued)

is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at October 31, 2017 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2017, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2017 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	7,975,364	[1,2,3]	Interest rate risk	(3,168,543)	[1,2]
Foreign exchange risk	4,981,107	[3,4]	Foreign exchange risk	(2,833,720)	[4,5]
Gross fair value of derivative contracts	12,956,471			(6,002,263)

Statement of Assets and Liabilities location:
[1]	Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[5]	Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2017 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	(1,792,671)		179,817		-		989,904		(622,950)
Foreign exchange	-		(7,091,855)		16,356,297		-		9,264,442
Credit	-		-		-		(122,294)		(122,294)
Total	(1,792,671)		(6,912,038)		16,356,297		867,610		8,519,198

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	2,842,589		(6,056)		-		7,372,420		10,208,953
Foreign exchange	-		(1,051,595)		2,272,913		-		1,221,318
Total	2,842,589		(1,057,651)		2,272,913		7,372,420		11,430,271
Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net unrealized appreciation (depreciation) on futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap agreements.

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	1,585,389	(639,836)
Options	1,338,321	(68,490)
Forward contracts	3,923,380	(2,765,230)
Swaps	6,109,381	(2,528,707)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	12,956,471	(6,002,263)
Derivatives not subject to
Master Agreements	(7,694,770)	3,168,543
Total gross amount of assets
and liabilities subject to
Master Agreements	5,261,701	(2,833,720)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2017:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of America	1,451		-	-		1,451
Barclays Bank	580,327		(12,935)	(190,000)		377,392
Citigroup	1,908,187		(897,169)	-		1,011,018
Goldman Sachs International	1,493,905		(49,560)	(952,000)		492,345
HSBC	297,560		(297,560)	-		-
JP Morgan Chase Bank	486,957		(486,957)	-		-
UBS	493,314		(20,442)	(350,000)		122,872
Total	5,261,701		(1,764,623)	(1,492,000)		2,005,078

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Bank	(12,935)		12,935	-		-
Citigroup	(897,169)		897,169	-		-
Goldman Sachs International	(49,560)		49,560	-		-
HSBC	(1,224,301)		297,560	-		(926,741)
JP Morgan Chase Bank	(629,313)		486,957	142,356		-
UBS	(20,442)		20,442	-		-
Total	(2,833,720)		1,764,623	142,356		(926,741)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
† See Statement of Investments for detailed information regarding collateral held for open futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Interest rate futures	312,499,716
Interest rate options contracts	191,384
Foreign currency options contracts	2,198,695
Forward contracts	994,320,113

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2017:

Average Notional Value ($)
Interest rate swap agreements	217,671,498
Credit default swap agreements	1,299,797

At October 31, 2017, the cost of investments for federal income tax purposes was $824,369,924; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $4,620,865, consisting of $33,390,612 gross unrealized appreciation and $28,769,747 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus International Bond Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statements of investments, investments in affiliated issuers, futures, options written, forward foreign currency exchange contracts and swap agreements, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Bond Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2017

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 20.30% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on October 25-26, 2017, the Board considered the approval of amendment of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). Dreyfus proposed to amend the Agreement to reduce the management fee payable by the fund from an annual rate of 0.60% to 0.50%, effective November 1, 2017. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. Since the Board had renewed the Agreement at a meeting of the fund’s Board of Trustees held on February 22-23, 2017 (the “February Meeting”), and, other than as discussed below, there had been no material changes in the information presented, the Board addressed certain of the relevant considerations by reference to their considerations and determinations at the February Meeting. In considering amendment of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The nature, extent and quality of services provided had been considered at the February Meeting, and there had been no material changes in this information. Dreyfus representatives stated, and the Board considered, that Dreyfus would continue to provide research and portfolio management and that Dreyfus would continue to provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered that Dreyfus stated that the proposed amendment to the Agreement would not result in any diminution in the nature, extent or quality of the services provided to the fund pursuant to the Agreement, as proposed to be amended, by Dreyfus or Dreyfus’ affiliates.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. Dreyfus did not provide the board with information comparing the fund’s performance with the performance of a group of comparable funds because that information had been reviewed at the February Meeting.

The Board reviewed the range of actual and contractual management fees and total expenses of a group of comparable funds (the “Expense Group”) and discussed the results of the comparisons. The Board noted that the fund’s proposed management fee was below the Expense Group median for both contractual and actual management fees and the fund’s total expenses (after giving effect to the expense limitation described below) were one basis point above the Expense Group median.

Dreyfus representatives stated that Dreyfus has contractually agreed, until March 1, 2019, for Class A and Class T shares, to waive receipt of its fees and/or assume the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

direct expenses of Class A and T shares of the fund so that the expenses of the fund’s Class A and T shares (excluding, as applicable, Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.77% of the fund’s average daily net assets.

Dreyfus did not provide the Board with the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund because this information had been reviewed at the February Meeting.

Analysis of Profitability and Economies of Scale. The Board had considered profitability, economies of scale and the potential benefits to Dreyfus at the February Meeting. Dreyfus representatives noted that the amendments would result in a reduction in Dreyfus’ fee (and therefore negatively impacting profitability and economies of scale) and that potential benefits would not change materially as a result of the amendment from those considered at the February Meeting.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to amendment of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus continue to be adequate and appropriate.

• The Board concluded that the fee to be paid to Dreyfus was appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement and of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. The Board determined to approve amendment of the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 74

———————

Kenneth A. Himmel (71)

Board Member (1988)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (70)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (68)

Board Member (1992)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 60

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

Dreyfus International Bond Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DIBAX Class C: DIBCX Class I: DIBRX Class Y: DIBYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6091AR1017

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,500 in 2016 and $78,410 in 2017.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,100 in 2016 and $10,400 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,000 in 2016 and $5,200 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,426,000 in 2016 and $20,070,000 in 2017.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)